Exhibit 99.1

Media Inquiries:

David L. Kerr	Joseph C. Tusa, Jr.
dkerr@comsys.com	jtusa@comsys.com
713.386.1420	713.386.1428

COMSYS NAMES LARRY L. ENTERLINE NEW CHIEF EXECUTIVE OFFICER;

RECONFIRMS EARNINGS GUIDANCE

HOUSTON, Texas (February 3, 2006) – The Board of Directors of COMSYS IT Partners, Inc. (NASDAQ:CITP), a leading provider of information technology services, today announced that Michael T. Willis has resigned from his positions as Chairman, Chief Executive Officer and President. Larry L. Enterline, a member of the Board, has been appointed to replace him as Chief Executive Officer.

Mr. Enterline joined the Company as its Chief Executive Officer in December 2000, when it was known as Venturi Partners, Inc. He served as CEO until September 2004, when the Company completed its merger with Comsys Holding, Inc., and changed its name to COMSYS IT Partners, Inc. Mr. Enterline has over 30 years of experience in engineering and information technology services.

“The Company’s Board thanks Mike Willis for his many contributions during his leadership of COMSYS,” said Enterline. “He has built a strong company in the information technology services industry, his accomplishments are many and he will be missed by the Company’s employees and customers.

“I look forward to working with the Company’s management team and the leaders of our staffing operations and solutions practice areas,” Enterline continued. “I intend to keep the Company on Mike Willis’ strategic path and believe that we have the employee talent needed to enhance the Company’s position in the staffing and solutions sectors of the IT services industry.

“Although I will miss working with Mike, I respect his decision and wish him the best in the future,” added David L. Kerr, Senior Vice President of Corporate Development. “I have had the pleasure of working with Larry throughout the merger transaction with Venturi and cannot be more pleased with his selection as our new CEO,” commented David L. Kerr, Senior Vice President of Corporate Development. “We are now realizing the vision we had for the Company when the merger was completed, as evidenced by our current performance.”

In other news, the Company said that it expects to meet or exceed the earnings guidance announced on December 14, 2005. As previously announced, these estimates do not take into account any loss from early extinguishment of debt.

Conference Call Information

COMSYS will conduct a conference call today at 11:00 a.m. Eastern Time to discuss these developments. The conference call-in number is (913) 981-5544, pass code 6804925. The call will also be Web cast live and replayed for 30 days at http://www.comsys.com. A taped replay of the call will be available through February 10, 2006, by dialing (719) 457-0820, pass code 6804925.

-MORE-

CITP Names Enterline New CEO; Reconfirms Guidance

February 3, 2006

Forward-looking Statements

Certain information contained in this press release may be deemed forward-looking statements regarding events and financial trends that could affect the Company’s plans, objectives, future operating results, financial condition, performance and business. These statements may be identified by words such as “estimate,” “forecast,” “plan,” “intend,” “believe,” “should,” “expect,” “anticipate,” or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are based on the Company’s expectations and beliefs concerning future events affecting the Company, which reflect estimates and assumptions made by management. These estimates and assumptions reflect the Company’s best judgment based on currently known market conditions and other factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond its control, including:

•	the Company’s success in attracting, training, retaining and motivating billable consultants and key officers and employees;

•	changes in levels of unemployment and other economic conditions in the United States, or in particular regions or industries;

•	weakness or reductions in corporate information technology spending levels;

•	the Company’s ability to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions;

•	the impact of competitive pressures on its ability to maintain or improve its operating margins, including any change in the demand for the Company’s services;

•	the entry of new competitors into the U. S. staffing services market due to the limited barriers to entry or the expansion of existing competitors in that market;

•	increases in employment-related costs such as healthcare and unemployment taxes;

•	the possibility of the Company’s incurring liability for the activities of its temporary employees or for events impacting its temporary employees on clients’ premises;

•	the risk in an uncertain economic environment of increased incidences of employment disputes, employment litigation and workers’ compensation claims;

•	integration and restructuring associated with the COMSYS and Venturi merger or other business activities and the challenges of achieving anticipated synergies;

•	the risk that further cost cutting or restructuring activities undertaken by the Company could cause an adverse impact on certain of the Company’s operations;

•	economic declines that affect the Company’s business, including its profitability, liquidity or ability to comply with its loan covenants;

•	adverse changes in credit and capital markets conditions that may affect the Company’s ability to obtain financing or refinancing on favorable terms;

•	adverse changes to management’s periodic estimates of future cash flows that may affect the Company’s assessment of its ability to fully recover its goodwill;

•	whether governments will amend existing regulations or impose additional regulations or licensing requirements in such a manner as to increase the Company’s costs of doing business; and

•	other matters discussed in this press release and the Company’s most recent definitive proxy statement, Forms 10-K, 10-Q and 8-K, as well as matters discussed in the Company’s future SEC filings.

-MORE-

CITP Names Enterline New CEO; Reconfirms Guidance

February 3, 2006

Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. They can be affected by inaccurate assumptions the Company might make or by known or unknown risks and uncertainties. The forward-looking statements included in this release are not guarantees of future performance, and we cannot assure the reader that those statements will be realized or that the forward-looking events or circumstances will occur. Actual future results may vary materially. Because of these factors, the Company cautions that investors should not place undue reliance on any of its forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and is not responsible for any changes made to this release by wire or Internet services.

About COMSYS

COMSYS IT Partners, Inc. is a leading information technology services company with 42 offices across the U.S. and an office in the U.K. Leveraging more than 33 years of experience, COMSYS has enhanced its core competency of IT staffing services by creating client-centric, cost-effective information system solutions. COMSYS’ service offerings include contingent staff augmentation of IT professionals, permanent recruiting and placement, vendor management and project solutions including network design and management, offshore development, customized software development and maintenance, software globalization/localization translation services and implementation and upgrade services for SAS, business intelligence and various ERP packages. COMSYS primarily serves clients in the financial services/insurance, telecommunications, energy, pharmaceutical and healthcare industries and government agencies.

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